UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2009

Annual Report to Shareholders

DWS Strategic Value Fund (formerly DWS Dreman High Return Equity Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

20 Financial Statements

24 Financial Highlights

30 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Tax Information

42 Investment Management Agreement Approval

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund seeks to achieve a high rate of total return. The managers use a flexible value investment strategy that incorporates both classic and contrarian value investments. They utilize a number of diverse valuation methodologies to find strong investment candidates. In constructing a portfolio, top-down sectors and macroeconomic views are combined with fundamental bottom-up stock selection. The fund is subject to stock market risk and may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivative positions. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2009

Average Annual Total Returns as of 11/30/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	24.30%	-12.62%	-2.95%	3.30%
Class B	23.29%	-13.36%	-3.75%	2.45%
Class C	23.39%	-13.28%	-3.67%	2.52%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	17.15%	-14.33%	-4.09%	2.69%
Class B (max 4.00% CDSC)	20.29%	-13.87%	-3.92%	2.45%
Class C (max 1.00% CDSC)	23.39%	-13.28%	-3.67%	2.52%
No Sales Charges					Life of Class S*	Life of Institutional Class**
Class R	23.92%	-12.89%	-3.19%	2.98%	N/A	N/A
Class S	24.49%	-12.52%	N/A	N/A	-4.20%	N/A
Institutional Class	24.86%	-12.33%	-2.63%	N/A	N/A	2.20%
S&P 500® Index+	25.39%	-5.79%	0.71%	-0.57%	0.12%	4.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on February 28, 2005. Index returns began on February 28, 2005.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 6, 2009 are 1.16%, 1.98%, 1.90%, 1.55%, 1.07% and 0.89% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of DWS Strategic Value Fund (formerly DWS Dreman High Return Equity Fund) during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Value Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 11/30/09	$ 29.04	$ 28.92	$ 28.96	$ 28.97	$ 29.02	$ 29.08
11/30/08	$ 23.91	$ 23.81	$ 23.85	$ 23.83	$ 23.88	$ 23.90
Distribution Information: Twelve Months as of 11/30/09: Income Dividends	$ .54	$ .34	$ .36	$ .45	$ .56	$ .61
Lipper Rankings — Equity Income Funds Category as of 11/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	115	of	299	39
3-Year	226	of	236	96
5-Year	176	of	187	94
10-Year	39	of	104	38
Class B 1-Year	138	of	299	46
3-Year	229	of	236	97
5-Year	183	of	187	98
10-Year	57	of	104	55
Class C 1-Year	135	of	299	45
3-Year	228	of	236	97
5-Year	182	of	187	97
10-Year	55	of	104	53
Class R 1-Year	125	of	299	42
3-Year	227	of	236	96
5-Year	177	of	187	95
Class S 1-Year	109	of	299	37
3-Year	224	of	236	95
Institutional Class 1-Year	103	of	299	35
3-Year	223	of	236	95
5-Year	174	of	187	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B and C shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2009 to November 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,167.60	$ 1,162.50	$ 1,163.20	$ 1,164.00	$ 1,168.00	$ 1,171.10
Expenses Paid per $1,000*	$ 5.98	$ 10.52	$ 10.03	$ 8.30	$ 5.49	$ 3.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 6/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/09	$ 1,019.55	$ 1,015.34	$ 1,015.79	$ 1,017.40	$ 1,020.00	$ 1,022.11
Expenses Paid per $1,000*	$ 5.57	$ 9.80	$ 9.35	$ 7.74	$ 5.11	$ 2.99

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Strategic Value Fund	1.10%	1.94%	1.85%	1.53%	1.01%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Volker Dosch
Oliver Pfeil, PhD
Thomas Schuessler, PhD

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Increased investor risk appetites and signs of improving economic growth led to significant gains for the US stock market during the past year. While the effects of the financial crisis continued to weigh on equities through the first four months of the fund's reporting period, the aggressive stimulus efforts of the world's governments and central banks helped restore confidence by mid-March 2009. The spring and summer brought evidence of a modest renewal in economic growth which, in combination with the US Federal Reserve Board's (the Fed's) low interest rate policy, helped propel the market on a rally that lasted through the end of the fund's fiscal year.

For the one-year period ended November 30, 2009, the Class A shares of the fund generated an absolute return of 24.30%, but underperformed the 25.39% return of the fund's benchmark, the Standard & Poors 500® (S&P 500) Index.1 The fund outperformed the 23.06% (299 funds) average return of the funds in its peer group, Lipper Equity Income Funds.2 The fund's performance encompasses the results generated by multiple teams. Our team took over on June 2, 2009, at which time the fund's name was changed from DWS Dreman High Return Equity Fund to DWS Strategic Value Fund. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

We have made significant changes to the fund's positioning during the past six months. The previous management team took a concentrated approach, with 40 stocks in the portfolio and a weighting of over 50% in the top ten holdings. We have sought to make the fund more diverse, raising its number of holdings to 68 and reducing the fund's weighting in its top ten holdings to about 28%.

We also made changes to the fund's sector weightings. Through the first half of the period, the portfolio had large overweight positions in both the financial and energy sectors.3 We elected to reduce the fund's weighting in both areas, lowering energy to a small overweight position and financials to a level approximately even with that of the fund's benchmark. In the energy sector, we sold stocks that had staged substantial rallies off of their March 2009 lows, including Occidental Petroleum Corp.,* Chesapeake Energy Corp.* and Valero Energy Corp.,* and we reduced positions in both Apache Corp. and Anadarko Petroleum Corp. We used a portion of the proceeds from these sales to add to the fund's positions in oil services stocks, such as Halliburton Co. and Transocean Ltd., which we believed were both attractively valued and positioned to benefit from rising order growth from the major energy companies. In the financial sector, we sold the fund's positions in stocks that had become very expensive on a price-to-book basis — including American Express Co.* and US Bancorp* — in order to lock in gains. We did, however, hold on to stocks that we saw as still being attractively valued, such as Bank of America Corp., JPMorgan Chase & Co. and the insurance companies Allstate Corp. and The Travelers Companies, Inc.

The technology sector was the area in which we made the largest increase. When we took over the fund, the only tech stock in the portfolio was Microsoft Corp. We sought to boost the fund's weighting based on our belief that the technology sector offered the combination of attractive valuations and the ability to benefit from higher business spending, the weaker US dollar, and the strong economic growth in the overseas markets. Our notable additions in technology were Hewlett-Packard Co., International Business Machines Corp., Accenture PLC and Dell, Inc.

We are also finding opportunities in less cyclical companies that offer attractive yields, including telecommunications stocks and large US pharmaceutical companies, such as Merck & Co., Inc. and Pfizer, Inc. While higher-yielding investments have been among the worst-performing market segments thus far in 2009, we expect that dividend income will once again become an important component of total return. With this in mind, we retained the fund's position in Verizon Communications, Inc. upon taking over in June, and we added positions in AT&T, Inc. and Vodafone Group PLC. All three stocks offer yields in the 5-6% range, which we find particularly attractive in light of the extremely low yields currently available in most fixed-income instruments.

The net result of these changes is that the fund has a slightly cyclical bias, with overweight positions in the industrials, energy and materials sectors. The only cyclical sector in which we are underweight is consumer discretionary, which reflects our belief that the financial health of US consumers remains precarious. The fund is overweight in telecommunications and health care, equal weight in consumer staples, and underweight in technology, utilities and financials.

Positive Contributors to Fund Performance

Below, we discuss the past year in terms of the two management styles in order to better illustrate the factors influencing the fund's performance.

During the first half of the period, the prior management team's stock picks generated good performance in the consumer staples sector, led by the outperformance of Altria Group, Inc. and in health care, where the top performers were Aetna, Inc. and UnitedHealth Group, Inc. Positions in Goldman Sachs Group, Inc., Wells Fargo & Co. and BHP Billiton Ltd. also made notable contributions to the fund's first half performance.

Since taking over the fund, we have had the greatest degree of success in technology. Here, our decision to add new positions enabled the fund to capitalize on the sector's outperformance during the latter half of the year. The leading contributor in tech was the global consulting firm Accenture PLC. Our stock selection was also strong in the industrials sector, where we generated outperformance via positions in FedEx Corp. and Caterpillar, Inc.* FedEx shares gained ground after the company topped forecasts and reported that demand has begun to pick up, particularly for its higher-margin international services. Caterpillar also reported surprisingly strong profits and raised its full-year forecast, saying that stimulus programs are beginning to spur global demand.

Negative Contributors to Fund Performance

In the period from November 30, 2008 through May 31, 2009, the largest negative impact on performance came from the fund's underweighting in the information technology sector. Tech stocks generated a return more than double that of the broader market, so the fund was hurt substantially by holding a weighting of only 1% in the group — well below the 17% average weighting of technology in the S&P 500 Index.

Since we began managing the fund, we have underperformed in both the consumer discretionary and consumer staples sectors. In the former, positions in Staples, Inc.* and GameStop Corp. weighed on performance, while in the latter, the most notable detractors were CVS Caremark Corp. and Kroger Co.

Outlook and Positioning

In terms of our broader outlook, we remain cautiously optimistic. Given that current corporate earnings results remain weak, the rally of 2009 was driven almost entirely by the sharp expansion of price-to-earnings (P/E) ratios.4 This broad revaluation of equities proved to be the proverbial rising tide that lifted all boats, as there was little discrimination in the market between higher-quality stocks and their lower-quality counterparts. Believing the market has now reached a stage where continued gains in individual stocks will need to be supported by earnings results, we are currently emphasizing value stocks that have the potential to generate above-market earnings growth. We believe this approach makes sense in the event that the "easy gains" of the recovery are now behind us.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Equity Income Funds Category consists of funds that seek relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Equity Income Funds Category. For the 1-, 3-, 5- and 10-year periods, this category's average was 23.06% (299 funds), -5.53% (236 funds), 1.35% (187 funds) and 2.70% (104 funds), respectively, as of 11/30/09. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period.

* Not held in the portfolio as of November 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/09	11/30/08

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/09	11/30/08

Financials	16%	20%
Energy	14%	29%
Health Care	14%	17%
Information Technology	13%	—
Industrials	12%	9%
Consumer Staples	12%	9%
Consumer Discretionary	8%	12%
Telecommunication Services	5%	2%
Materials	4%	2%
Utilities	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2009 (27.8% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	3.8%
2. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	3.2%
3. BHP Billiton Ltd. An international resources company	2.9%
4. JPMorgan Chase & Co. Provider of global financial services	2.9%
5. Altria Group, Inc. Parent company operating in the tobacco and food industries	2.8%
6. Honeywell International, Inc. Manufacturer of diversified technology products	2.6%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.5%
9. Merck & Co., Inc. Global pharmaceutical company	2.4%
10. Philip Morris International, Inc. Seller and distributor of tobacco products	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2009

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 7.6%
Diversified Consumer Services 1.1%
H&R Block, Inc. (a)	1,200,000	24,360,000
Hotels Restaurants & Leisure 1.6%
Burger King Holdings, Inc. (a)	550,000	9,350,000
Carnival Corp. (Units)*	800,000	25,624,000
		34,974,000
Media 1.2%
Walt Disney Co. (a)	900,000	27,198,000
Multiline Retail 0.6%
J.C. Penney Co., Inc. (a)	500,000	14,370,000
Specialty Retail 2.1%
Best Buy Co., Inc. (a)	550,000	23,556,500
GameStop Corp. "A"* (a)	950,000	23,189,500
		46,746,000
Textiles, Apparel & Luxury Goods 1.0%
VF Corp.	300,000	21,816,000
Consumer Staples 11.3%
Beverages 2.5%
PepsiCo, Inc. (a)	900,000	55,998,000
Food & Staples Retailing 2.8%
CVS Caremark Corp. (a)	1,100,000	34,111,000
Kroger Co. (a)	1,250,000	28,425,000
		62,536,000
Food Products 1.0%
Kraft Foods, Inc. "A" (a)	850,000	22,593,000
Tobacco 5.0%
Altria Group, Inc. (a)	3,300,000	62,073,000
Philip Morris International, Inc.	1,000,000	48,090,000
		110,163,000
Energy 14.1%
Energy Equipment & Services 2.6%
Halliburton Co. (a)	700,000	20,552,000
Transocean Ltd.*	450,000	38,425,500
		58,977,500
Oil, Gas & Consumable Fuels 11.5%
Anadarko Petroleum Corp. (a)	550,000	32,741,500
Apache Corp. (a)	500,000	47,640,000
Chevron Corp. (a)	580,000	45,263,200
ConocoPhillips	900,000	46,593,000
EnCana Corp.	600,000	32,328,000
ExxonMobil Corp.	150,000	11,260,500
Marathon Oil Corp. (a)	750,000	24,465,000
XTO Energy, Inc.	350,000	14,854,000
		255,145,200
Financials 15.3%
Capital Markets 1.5%
State Street Corp.	400,000	16,520,000
The Goldman Sachs Group, Inc.	100,000	16,966,000
		33,486,000
Commercial Banks 2.1%
KeyCorp (a)	2,400,000	14,064,000
Wells Fargo & Co. (a)	1,200,000	33,648,000
		47,712,000
Consumer Finance 0.7%
Capital One Financial Corp.	400,000	15,344,000
Diversified Financial Services 7.5%
Bank of America Corp.	5,400,000	85,590,000
JPMorgan Chase & Co.	1,500,000	63,735,000
The NASDAQ OMX Group, Inc.*	900,000	16,812,000
		166,137,000
Insurance 3.4%
Allstate Corp.	1,050,000	29,830,500
Hartford Financial Services Group, Inc. (a)	500,000	12,230,000
The Travelers Companies, Inc. (a)	650,000	34,053,500
		76,114,000
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.*	12,654,430	1,354,024
Health Care 13.8%
Health Care Equipment & Supplies 0.9%
Baxter International, Inc. (a)	350,000	19,092,500
Health Care Providers & Services 3.6%
Aetna, Inc.	1,400,000	40,754,000
UnitedHealth Group, Inc.	1,400,000	40,138,000
		80,892,000
Pharmaceuticals 9.3%
Abbott Laboratories (a)	500,000	27,245,000
Merck & Co., Inc. (a)	1,500,000	54,315,000
Mylan, Inc.* (a)	1,500,000	26,805,000
Novartis AG (ADR) (a)	800,000	44,480,000
Pfizer, Inc. (a)	3,000,000	54,510,000
		207,355,000
Industrials 11.9%
Aerospace & Defense 5.9%
Honeywell International, Inc.	1,500,000	57,705,000
ITT Corp. (a)	500,000	25,860,000
United Technologies Corp. (a)	700,000	47,068,000
		130,633,000
Air Freight & Logistics 1.1%
FedEx Corp. (a)	300,000	25,335,000
Construction & Engineering 1.2%
Fluor Corp.	250,000	10,620,000
URS Corp.* (a)	400,000	16,620,000
		27,240,000
Industrial Conglomerates 1.1%
Tyco International Ltd. (a)	650,000	23,315,500
Machinery 2.6%
Deere & Co. (a)	550,000	29,430,500
Dover Corp.	686,501	28,064,161
		57,494,661
Information Technology 13.0%
Communications Equipment 1.3%
Cisco Systems, Inc.* (a)	1,250,000	29,250,000
Computers & Peripherals 7.0%
Dell, Inc.* (a)	1,850,000	26,122,000
Hewlett-Packard Co. (a)	1,450,000	71,137,000
International Business Machines Corp. (a)	350,000	44,222,500
Lexmark International, Inc. "A"* (a)	600,000	15,102,000
		156,583,500
IT Services 1.7%
Accenture PLC "A" (a)	900,000	36,936,000
Software 3.0%
Microsoft Corp. (a)	1,400,000	41,174,000
Symantec Corp.*	1,400,000	24,850,000
		66,024,000
Materials 3.9%
Chemicals 1.0%
Potash Corp. of Saskatchewan, Inc.	200,000	22,484,000
Metals & Mining 2.9%
BHP Billiton Ltd. (ADR) (a)	850,000	64,005,000
Telecommunication Services 5.5%
Diversified Telecommunication Services 3.9%
AT&T, Inc. (a)	1,600,000	43,104,000
Verizon Communications, Inc. (a)	1,400,000	44,044,000
		87,148,000
Wireless Telecommunication Services 1.6%
Vodafone Group PLC (ADR) (a)	1,500,000	34,035,000
Utilities 1.8%
Electric Utilities
American Electric Power Co., Inc.	600,000	19,314,000
Exelon Corp.	450,000	21,681,000
		40,995,000
Total Common Stocks (Cost $2,041,749,113)		2,183,841,885

Securities Lending Collateral 36.0%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $800,989,310)	800,989,310	800,989,310

Cash Equivalents 1.4%
Central Cash Management Fund, 0.22% (b) (Cost $30,917,122)	30,917,122	30,917,122
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,873,655,545)+	135.6	3,015,748,317
Other Assets and Liabilities, Net (a)	(35.6)	(792,058,464)
Net Assets	100.0	2,223,689,853

* Non-income producing security.

+ The cost for federal income tax purposes was $2,891,589,697. At November 30, 2009, net unrealized appreciation for all securities based on tax cost was $124,158,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $403,646,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $279,488,263.

(a) All or a portion of these securities were on loan amounting to $775,874,317. In addition, included in other assets and liabilities, net are pending sales, amounting to $7,335,687, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2009 amounted to $783,210,004, which is 35.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 2,183,841,885	$ —	$ —	$ 2,183,841,885
Short-Term Investments (d)	831,906,432	—	—	831,906,432
Total	$ 3,015,748,317	$ —	$ —	$ 3,015,748,317

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2009
Assets
Investments: Investments in securities, at value (cost $2,041,749,113) — including $775,874,317 of securities loaned	$ 2,183,841,885
Investment in Daily Assets Fund Institutional (cost $800,989,310)*	800,989,310
Investment in Central Cash Management Fund (cost $30,917,122)	30,917,122
Total investments in securities, at value (cost $2,873,655,545)	3,015,748,317
Cash	10,000
Receivable for investments sold	30,241,755
Receivable for Fund shares sold	1,167,645
Dividends receivable	5,199,497
Interest receivable	60,633
Foreign taxes recoverable	75,935
Other assets	43,151
Total assets	3,052,546,933
Liabilities
Payable upon return of securities loaned	800,989,310
Payable for investments purchased	18,190,329
Payable for Fund shares redeemed	5,640,992
Accrued management fee	1,241,398
Other accrued expenses and payables	2,795,051
Total liabilities	828,857,080
Net assets, at value	$ 2,223,689,853
Net Assets Consist of
Undistributed net investment income	4,624,250
Net unrealized appreciation (depreciation) on investments	142,092,772
Accumulated net realized gain (loss)	(1,550,301,716)
Paid-in capital	3,627,274,547
Net assets, at value	$ 2,223,689,853

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,640,114,649 ÷ 56,469,152 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 29.04
Maximum offering price per share (100 ÷ 94.25 of $29.04)	$ 30.81

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($105,309,679 ÷ 3,641,834 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 28.92

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($303,540,739 ÷ 10,479,945 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 28.96
Class R Net Asset Value, offering and redemption price per share ($11,340,290 ÷ 391,469 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.97
Class S Net Asset Value, offering and redemption price per share ($90,444,467 ÷ 3,117,004 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 29.02
Institutional Class Net Asset Value, offering and redemption price per share ($72,940,029 ÷ 2,508,122 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 29.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2009
Investment Income
Dividends (net of foreign taxes withheld of $94,493)	$ 71,479,438
Income distributions — affiliated cash management vehicles	108,558
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,027,636
Total Income	76,615,632
Expenses: Management fee	18,045,743
Services to shareholders	6,554,234
Custodian fee	99,803
Distribution and service fees	8,792,761
Professional fees	137,929
Directors' fees and expenses	149,894
Reports to shareholders	148,496
Registration fees	155,975
Other	227,278
Total expenses before expense reductions	34,312,113
Expense reductions	(3,564,280)
Total expenses after expense reductions	30,747,833
Net investment income (loss)	45,867,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(324,488,051)
Futures	324,380
Payment by affiliates (see Note F)	105,170
(324,058,501)
Change in net unrealized appreciation (depreciation) on investments	761,588,254
Net gain (loss)	437,529,753
Net increase (decrease) in net assets resulting from operations	$ 483,397,552

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2009	2008
Operations: Net investment income (loss)	$ 45,867,799	$ 111,522,660
Net realized gain (loss)	(324,058,501)	(1,222,920,166)
Change in net unrealized appreciation (depreciation)	761,588,254	(2,349,834,405)
Net increase (decrease) in net assets resulting from operations	483,397,552	(3,461,231,911)
Distributions to shareholders from: Net investment income: Class A	(43,120,559)	(97,926,604)
Class B	(1,796,786)	(5,132,425)
Class C	(5,078,443)	(11,754,267)
Class R	(238,332)	(468,564)
Class S	(2,938,981)	(5,522,147)
Institutional Class	(4,749,691)	(19,973,323)
Net realized gains: Class A	—	(419,418,189)
Class B	—	(37,951,977)
Class C	—	(78,343,584)
Class R	—	(2,269,820)
Class S	—	(21,979,155)
Institutional Class	—	(71,730,745)
Total distributions	(57,922,792)	(772,470,800)
Fund share transactions: Proceeds from shares sold	346,186,385	1,032,746,849
Reinvestment of distributions	52,681,098	645,290,378
Cost of shares redeemed	(1,847,440,587)	(2,537,235,371)
Redemption fees	33,444	165,767
Net increase (decrease) in net assets from Fund share transactions	(1,448,539,660)	(859,032,377)
Increase (decrease) in net assets	(1,023,064,900)	(5,092,735,088)
Net assets at beginning of period	3,246,754,753	8,339,489,841
Net assets at end of period (including undistributed net investment income of $4,624,250 and $16,679,243, respectively)	$ 2,223,689,853	$ 3,246,754,753

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.91	$ 50.36	$ 50.80	$ 44.37	$ 41.25
Income (loss) from investment operations: Net investment income[a]	.46	.73	.94	.85	.67
Net realized and unrealized gain (loss)	5.21	(22.44)	.02	7.20	3.05
Total from investment operations	5.67	(21.71)	.96	8.05	3.72
Less distributions from: Net investment income	(.54)	(.91)	(.98)	(.67)	(.60)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.54)	(4.74)	(1.40)	(1.62)	(.60)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 29.04	$ 23.91	$ 50.36	$ 50.80	$ 44.37
Total Return (%)[b]	24.30[c]	(47.30)[c]	1.84	18.33[c]	9.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,640	2,274	5,532	5,891	4,767
Ratio of expenses before expense reductions (%)	1.26	1.20	1.08	1.12	1.12
Ratio of expenses after expense reductions (%)	1.11	1.17	1.08	1.11	1.12
Ratio of net investment income (%)	1.91	1.88	1.82	1.78	1.56
Portfolio turnover rate (%)	81	26	27	32	9

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended November 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.81	$ 50.16	$ 50.60	$ 44.20	$ 41.08
Income (loss) from investment operations: Net investment income[a]	.26	.40	.53	.47	.32
Net realized and unrealized gain (loss)	5.19	(22.36)	(.01)	7.17	3.03
Total from investment operations	5.45	(21.96)	.52	7.64	3.35
Less distributions from: Net investment income	(.34)	(.56)	(.54)	(.29)	(.23)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.34)	(4.39)	(.96)	(1.24)	(.23)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.92	$ 23.81	$ 50.16	$ 50.60	$ 44.20
Total Return (%)[b]	23.29[c]	(47.76)[c]	1.01	17.36[c]	8.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	151	525	763	761
Ratio of expenses before expense reductions (%)	2.18	2.02	1.89	1.93	1.95
Ratio of expenses after expense reductions (%)	1.95	2.00	1.89	1.93	1.95
Ratio of net investment income (%)	1.07	1.05	1.02	.96	.73
Portfolio turnover rate (%)	81	26	27	32	9

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended November 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.85	$ 50.22	$ 50.66	$ 44.25	$ 41.13
Income (loss) from investment operations: Net investment income[a]	.28	.44	.57	.50	.35
Net realized and unrealized gain (loss)	5.19	(22.39)	(.01)	7.18	3.04
Total from investment operations	5.47	(21.95)	.56	7.68	3.39
Less distributions from: Net investment income	(.36)	(.59)	(.58)	(.32)	(.27)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.36)	(4.42)	(1.00)	(1.27)	(.27)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.96	$ 23.85	$ 50.22	$ 50.66	$ 44.25
Total Return (%)[b]	23.39[c]	(47.70)[c]	1.08	17.45[c]	8.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304	393	1,038	1,100	858
Ratio of expenses before expense reductions (%)	2.03	1.94	1.82	1.86	1.88
Ratio of expenses after expense reductions (%)	1.85	1.91	1.82	1.85	1.88
Ratio of net investment income (%)	1.16	1.13	1.09	1.04	.80
Portfolio turnover rate (%)	81	26	27	32	9

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R Years Ended November 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.83	$ 50.24	$ 50.72	$ 44.29	$ 41.22
Income (loss) from investment operations: Net investment income[a]	.39	.58	.83	.79	.57
Net realized and unrealized gain (loss)	5.20	(22.37)	.00*	7.17	3.06
Total from investment operations	5.59	(21.79)	.83	7.96	3.63
Less distributions from: Net investment income	(.45)	(.79)	(.89)	(.58)	(.56)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.45)	(4.62)	(1.31)	(1.53)	(.56)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 28.97	$ 23.83	$ 50.24	$ 50.72	$ 44.29
Total Return (%)	23.92	(47.49)[b]	1.60	18.14[b]	8.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	14	29	31	11
Ratio of expenses before expense reductions (%)	1.41	1.59	1.31	1.25	1.36
Ratio of expenses after expense reductions (%)	1.41	1.57	1.31	1.24	1.36
Ratio of net investment income (%)	1.61	1.48	1.60	1.65	1.32
Portfolio turnover rate (%)	81	26	27	32	9
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended November 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88	$ 50.28	$ 50.75	$ 44.38	$ 43.74
Income (loss) from investment operations: Net investment income[b]	.49	.76	1.00	.91	.59
Net realized and unrealized gain (loss)	5.21	(22.39)	.01	7.22	.61
Total from investment operations	5.70	(21.63)	1.01	8.13	1.20
Less distributions from: Net investment income	(.56)	(.94)	(1.06)	(.81)	(.56)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.56)	(4.77)	(1.48)	(1.76)	(.56)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 29.02	$ 23.88	$ 50.28	$ 50.75	$ 44.38
Total Return (%)	24.49	(47.25)[c]	1.95	18.53[c]	2.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	127	288	171	38
Ratio of expenses before expense reductions (%)	.97	1.11	.98	.98	.84*
Ratio of expenses after expense reductions (%)	.97	1.09	.98	.97	.84*
Ratio of net investment income (%)	2.04	1.96	1.93	1.92	1.81*
Portfolio turnover rate (%)	81	26	27	32	9

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.90	$ 50.35	$ 50.80	$ 44.38	$ 41.25
Income (loss) from investment operations: Net investment income[a]	.56	.84	1.10	1.00	.82
Net realized and unrealized gain (loss)	5.23	(22.43)	.01	7.19	3.04
Total from investment operations	5.79	(21.59)	1.11	8.19	3.86
Less distributions from: Net investment income	(.61)	(1.03)	(1.14)	(.82)	(.73)
Net realized gains	—	(3.83)	(.42)	(.95)	—
Total distributions	(.61)	(4.86)	(1.56)	(1.77)	(.73)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 29.08	$ 23.90	$ 50.35	$ 50.80	$ 44.38
Total Return (%)	24.86	(47.15)[b]	2.13	18.69[b]	9.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	287	928	914	574
Ratio of expenses before expense reductions (%)	.72	.93	.79	.83	.79
Ratio of expenses after expense reductions (%)	.72	.87	.79	.80	.79
Ratio of net investment income (%)	2.29	2.17	2.12	2.09	1.89
Portfolio turnover rate (%)	81	26	27	32	9
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Value Fund (the "Fund") (formerly DWS Dreman High Return Equity Fund) is a diversified series of DWS Value Series, Inc. (the "Corporation''), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company and is organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Effective March 1, 2010, Class B shares of the Fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts in circumstances where the portfolio management believes they offer economical means of gaining exposure to a particular asset class or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts outstanding as of November 30, 2009. During the year ended November 30, 2009, the Fund had transactions in equity futures contracts having face value of less than five percent of the Fund's net assets.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 324,380

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,532,368,000, which may be applied against any realized net taxable capital gain of each succeeding year until fully utilized or until November 30, 2016 ($533,361,000) and November 30, 2017 ($999,007,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,682,947
Capital loss carryforwards	$ (1,532,368,000)
Net unrealized appreciation (depreciation) on investments	$ 124,158,620

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2009	2008
Distributions from ordinary income*	$ 57,922,792	$ 302,829,593
Distributions from long-term capital gains	$ —	$ 469,641,207

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $2,039,549,214 and $3,529,230,014, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Prior to June 2, 2009, pursuant to a written contract with the Advisor, Dreman Value Management, L.L.C. ("DVM"), served as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. DVM was paid for its services by the Advisor from its fee as investment advisor to the Fund. The Fund's Board approved the termination of DVM as the Fund's subadvisor.

The Fund's Board also approved an interim sub-advisory agreement between DIMA, and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective June 2, 2009. The Advisor compensated DeAMi out of the management fee it received from the Fund. Effective July 31, 2009, the interim sub-advisory agreement was terminated and DIMA assumed responsibility for all portfolio management responsibilities for the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.75%
Next $750 million of such net assets	.72%
Next $1.5 billion of such net assets	.70%
Next $2.5 billion of such net assets	.68%
Next $2.5 billion of such net assets	.65%
Next $2.5 billion of such net assets	.64%
Next $2.5 billion of such net assets	.63%
Over $12.5 billion of such net assets	.62%

Accordingly, for the year ended November 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

For the period from December 1, 2008 through February 28, 2010 (through October 20, 2009 for Institutional Class and through September 30, 2009 for Class S), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.12%
Class B	1.96%
Class C	1.87%
Class S	1.00%
Institutional Class	.83%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class R	1.62%
Class S	1.12%

Effective March 1, 2010 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.12%.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2009
Class A	$ 3,699,582	$ 2,715,777	$ 360,688
Class B	422,124	272,981	62,353
Class C	699,746	575,522	18,721
Class R	3,462	—	2,012
Class S	77,916	—	17,338
Institutional Class	7,254	—	7,254
	$ 4,910,084	$ 3,564,280	$ 468,366

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended November 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2009
Class B	$ 884,972	$ 56,692
Class C	2,403,035	194,932
Class R	30,063	6,706
	$ 3,318,070	$ 258,330

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2009	Annual Effective Rate
Class A	$ 4,364,540	$ 833,117.24%
Class B	292,109	47,017.25%
Class C	795,603	71,345.25%
Class R	22,439	3,002.19%
	$ 5,474,691	$ 954,481

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2009 aggregated $47,063.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2009, the CDSC for Class B and C shares aggregated $374,455 and $34,315, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2009, DIDI received $2,373 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,624, of which $8,603 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2009		Year Ended November 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold			Shares sold
Class A	8,279,873	$ 193,300,096	14,784,931	$ 572,084,733
Class B	222,791	5,190,982	410,612	15,976,961
Class C	539,715	12,681,809	1,628,057	65,048,788
Class R	137,107	3,194,215	179,115	7,132,094
Class S	2,367,458	52,878,498	2,179,259	83,673,406
Institutional Class	3,399,204	78,940,785	7,567,437	288,830,867
		$ 346,186,385		$ 1,032,746,849
Shares issued to shareholders in reinvestment of distributions
Class A	1,700,500	$ 39,857,638	10,698,296	$ 473,615,354
Class B	68,887	1,592,348	838,867	37,485,094
Class C	177,643	4,120,413	1,605,882	71,542,246
Class R	9,749	228,465	59,716	2,643,625
Class S	120,603	2,822,205	607,257	26,777,239
Institutional Class	177,116	4,060,029	756,613	33,226,820
		$ 52,681,098		$ 645,290,378
Shares redeemed
Class A	(48,617,500)	$ (1,168,819,844)	(40,226,658)	$ (1,491,472,073)
Class B	(3,007,717)	(72,203,186)	(5,360,570)	(208,080,228)
Class C	(6,728,921)	(160,081,818)	(7,415,034)	(274,208,863)
Class R	(345,799)	(8,368,156)	(229,797)	(9,015,628)
Class S	(4,687,684)	(115,571,350)	(3,194,813)	(114,817,689)
Institutional Class	(13,073,287)	(322,396,233)	(14,740,641)	(439,640,890)
		$ (1,847,440,587)		$ (2,537,235,371)
Redemption fees		$ 33,444		$ 165,767
Net increase (decrease)
Class A	(38,637,127)	$ (935,636,777)	(14,743,431)	$ (445,625,337)
Class B	(2,716,039)	(65,419,428)	(4,111,091)	(154,617,710)
Class C	(6,011,563)	(143,278,223)	(4,181,095)	(137,611,775)
Class R	(198,943)	(4,943,801)	9,034	762,045
Class S	(2,199,623)	(59,866,658)	(408,297)	(4,362,731)
Institutional Class	(9,496,967)	(239,394,773)	(6,416,591)	(117,576,869)
		$ (1,448,539,660)		$ (859,032,377)

F. Payment by Affiliates

During the year ended November 30, 2009, DVM reimbursed the Fund $105,170 to compensate for a breach of the Fund's procedures. The amount of the reimbursement was less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from December 1, 2009 through January 22, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Strategic Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Value Fund (formerly DWS Dreman High Return Equity Fund), one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Value Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 22, 2010

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $78,731,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides both portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Dreman Value Management, L.L.C. as the Fund's sub-advisor and the introduction of a new portfolio management team effective June 2, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund and its shareholders. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of November 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; private equity investor since October 2009; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Officers[5]
Name, Year of Birth, Position with the Fund and Length of Time Served[6]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[7] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[9] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management
J. Christopher Jackson[9] (1951) Chief Legal Officer, 2006-present

Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

Mr. Axel Schwarzer resigned from the fund's Board effective November 18, 2009. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Executive title, not a board directorship.

5 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 345 Park Avenue, New York, New York 10154.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHSX	KDHIX
CUSIP Number	23338F-804	23338F-887	23338F-879	23338F-846	23338F-838
Fund Number	087	287	387	2387	539
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	23338F-861
Fund Number	1506

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2009, DWS Strategic Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC VALUE FUND

(FORMERLY DWS DREMAN HIGH RETURN EQUITY FUND)

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$59,125	$0	$7,308	$0
2008	$98,411	$0	$8,558	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$7,308	$440,000	$711,000	$1,158,308
2008	$8,558	$382,000	$1,324,733	$1,715,291

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2010